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                                                                   Exhibit 10.43

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                       TWIN LABORATORIES INC., as Issuer,

                                       and

                           THE GUARANTORS NAMED HEREIN

                                       and

                 STATE STREET BANK AND TRUST COMPANY, as Trustee

                          FOURTH SUPPLEMENTAL INDENTURE

                          Dated as of January 25, 2O00

                                       to

                                    INDENTURE

                  Dated As of May 7, 1996 as supplemented as of
                      December 1, 1997, as of May 14, 1998
                          and as of September 15, 1998

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                   10-1/4% Senior Subordinated Notes due 2006

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            FOURTH SUPPLEMENTAL INDENTURE, dated as of January 25, 2000, by and among TWIN LABORATORIES INC., a Utah corporation (the "Company"), ADVANCED RESEARCH PRESS, INC., a New York corporation ("Advanced"), TWINLAB CORPORATION, a Delaware corporation formerly named TLG Laboratories Holding Corp. ("Holding Company"), CHANGES INTERNATIONAL OF FORT WALTON BEACH, INC., a Florida corporation ("Changes"), BRONSON LABORATORIES INC., a Delaware Corporation ("Bronson"), HEALTH FACTORS INTERNATIONAL, INC., a Delaware corporation ("Health Factors"), PR NUTRITION, INC., a California corporation ("PR Nutrition"), and Twinlab FSC Inc., a Barbados corporation ("FSC"), as Guarantors, and State Street Bank and Trust Company, a Massachusetts bank and trust company (successor to Fleet National Bank), as Trustee (the "Trustee").

            WHEREAS, the Company, Advanced, Holding Company and Fleet National Bank, as Trustee, executed an Indenture, dated as of May 7, 1996 (the "Indenture"), in respect of $100,000,000 aggregate principal amount of the Company's 10-1/4% Senior Subordinated Notes due 2006 (the "Securities");

            WHEREAS, State Street Bank and Trust Company is the successor to Fleet National Bank, as Trustee under the Indenture;

            WHEREAS, the Company, Advanced, Holding Company, Changes and the Trustee executed the First Supplemental Indenture dated as of December 1, 1997 (the "First Supplemental Indenture");

            WHEREAS, the Company, Advanced, Holding Company, Changes, Bronson, Health Factors and the Trustee executed the Second Supplemental Indenture dated as of May 14, 1998 (the "Second Supplemental Indenture");

            WHEREAS, the Company, Advanced, Holding Company, Changes, Bronson, Health Factors, PR Nutrition and the Trustee executed the Third Supplemental Indenture dated as of September 15, 1998 (the "Third Supplemental Indenture");

            WHEREAS, the term Indenture as hereinafter used in this Fourth Supplemental Indenture shall mean the Indenture as amended by the First Supplemental Indenture, the Second Supplemental Indenture and the Third Supplemental Indenture;

            WHEREAS, Section 11.3 of the Indenture requires, under circumstances specified in Section 11.3, that certain Subsidiaries of the Company execute and deliver to the Trustee a supplemental indenture pursuant to which such Subsidiaries of the Company shall be named as additional Subsidiary Guarantors; and

            WHEREAS, all conditions and requirements necessary to make this Fourth Supplemental Indenture a valid, binding and legal instrument in accordance with its terms have

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been performed and fulfilled and the execution and delivery hereof have been in all respects duly authorized.

            NOW, THEREFORE, in consideration of the above premises, each party agrees, for the benefit of each other party and for the equal and ratable benefit of the Holders of the Securities, as follows:

                                    ARTICLE I

                                   AMENDMENTS

            Section 1. The Company, Advanced, Holding Company, Changes, Bronson, Health Factors, PR Nutrition and FSC and the Trustee hereby amend the Indenture and agree that FSC shall be a Subsidiary Guarantor, a Guarantor and a Future Subsidiary Guarantor for all purposes under the Indenture and each of the terms "Subsidiary Guarantor", "Guarantor" and "Future Subsidiary Guarantor" shall for all purposes under the Indenture specifically include FSC.

                                   ARTICLE II

                            MISCELLANEOUS PROVISIONS

            Section 2.1. Terms Defined. For all purposes of this Fourth Supplemental Indenture, except as otherwise defined or unless the context otherwise requires, terms used in capitalized form in this Fourth Supplemental Indenture and defined in the Indenture have the meanings specified in the Indenture.

            Section 2.2. Indenture. Except as amended hereby, the Indenture and the Securities are in all respects ratified and confirmed and all their terms shall remain in full force and effect.

            Section 2.3. Governing Law. THIS FOURTH SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

            Section 2.4. Successors and Assigns. All agreements of the Company, Advanced, Holding Company, Changes, Bronson, Health Factors, PR Nutrition and FSC in this Fourth Supplemental Indenture and the Securities shall bind their respective successors and assigns.


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            Section 2.5. Multiple Counterparts. This Fourth Supplemental
Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

            Section 2.6. Effectiveness. The provisions of this Fourth Supplemental Indenture shall become effective immediately upon its execution and delivery by the Trustee in accordance with the provisions of Article IX of the Indenture.

            Section 2.7. Trustee Disclaimer. The Trustee accepts the amendment of the Indenture effected by this Fourth Supplemental Indenture and agrees to execute the trust created by the Indenture as hereby amended, but only upon the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, which terms and provisions shall in like manner define and limit its liabilities and responsibilities in the performance of the trust created by the Indenture as hereby amended, and, without limiting the generality of the foregoing, the Trustee shall not be responsible in any mariner whatsoever for or with respect to any of the recitals (other than the second recital) or statements contained herein, all of which recitals or statements are made solely by the Company, Advanced, Holding Company, Changes, Bronson, Health Factors, PR Nutrition and FSC or for or with respect to (i) the validity, efficacy or sufficiency of this Fourth Supplemental Indenture or any of the terms or provisions hereof, (ii) the proper authorization hereof by the Company, Advanced, Holding Company, Changes, Bronson, Health Factors, PR Nutrition and FSC by corporate action or otherwise, (iii) the due execution hereof by the Company, Advanced, Holding Company, Changes, Bronson, Health Factors, PR Nutrition and FSC, or (iv) the consequences (direct or indirect and whether deliberate or inadvertent) of any amendment herein provided for, and the Trustee makes no representation with respect to any such matters.

            Section 2.8 Headings. The headings of the Articles and Sections of this Fourth Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

                     [Remainder of Page Intentionally Blank]


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                                   SIGNATURES

            IN WITNESS WHEREOF, the parties hereto have caused this Fourth Supplemental Indenture to be duly executed, all as of the date first written above.


TWIN LABORATORIES INC.,                    TWINLAB CORPORATION,
as Issuer

By: /s/ Ross Blechman                      By: /s/ Ross Blechman
   --------------------------------           ----------------------------------
   Name: Ross Blechman                        Name: Ross Blechman
    Title: Chairman, CEO, President           Title: Chairman, CEO, President


ADVANCED RESEARCH PRESS,                   CHANGES INTERNATIONAL OF
INC.                                       FORT WALTON BEACH, INC.

By: /s/ Ross Blechman                      By: /s/ Ross Blechman
   --------------------------------           ----------------------------------
   Name: Ross Blechman                        Name: Ross Blechman
   Title: Executive Vice President            Title: Chairman


BRONSON LABORATORIES, INC.                 HEALTH FACTORS
INTERNATIONAL, INC.

By: /s/ Ross Blechman                      By: /s/ Ross Blechman
   --------------------------------           ----------------------------------
   Name: Ross Blechman                        Name: Ross Blechman
   Title: Chairman, CEO, President            Title: Chairman, CEO, President


TWINLAB FSC INC.                           PR NUTRITION, INC.

By: /s/ Ross Blechman                      By: /s/ Ross Blechman
   --------------------------------           ----------------------------------
   Name: Ross Blechman                        Name: Ross Blechman
   Title:                                     Title: Chairman & CEO


STATE STREET BANK AND TRUST
COMPANY, as Trustee

By: /s/ Elizabeth C. Hammer
   --------------------------------
   Name:   Elizabeth C. Hammer
   Title:    VICE PRESIDENT


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